As filed with the Securities and Exchange Commission on November 13, 2001
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.            )

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MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

SAME AS ABOVE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement no.:

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(4)	Date Filed:
MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 12, 2001

To the Stockholders of MUNI HOLDINGS MICHIGAN INSURED FUND II, INC .:

        NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the “Meeting”) of MuniHoldings Michigan Insured Fund II, Inc. (the “Fund”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, December 12, 2001 at 12:40 p.m. for the following purposes:

(1) To elect a Board of Directors to serve for the ensuing year;

(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on October 25, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment thereof.

        A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 28, 2001, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting shares, please contact our proxy solicitor, Georgeson Shareholder at (800) 645-4519.

By Order of the Board of Directors

ALICE A. PELLEGRINO
Secretary

Plainsboro, New Jersey
Dated: November 13, 2001
PROXY STATEMENT

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 12, 2001

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniHoldings Michigan Insured Fund II, Inc., a Maryland corporation (the “Fund”), to be voted at the 2001 Annual Meetings of Stockholders of the Fund (the “Meeting”), to be held at the offices of Fund Asset Management L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 12, 2001 at 12:40 p.m. The approximate mailing date of this Proxy Statement is November 14, 2001.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors has fixed the close of business on October 25, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 3,621,776 shares of common stock, par value $.10 per share (“Common Stock”) and 1,360 shares of auction market preferred stock, par value $.10 per share and liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (“AMPS”). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock, and no person is the beneficial owner of more than five percent of the outstanding AMPS.

        The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF BOARD OF DIRECTORS

        At the Meeting, six individual Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) as follows:

(1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

        (2)  All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of AMPS and Common Stock.

        Certain information concerning the nominees, including their designated classes, is set forth below:

To Be Elected by Holders of AMPS, Voting Separately as a Class:

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
M. Colyer Crum(1)(2) 104 Westcliff Road Weston, Massachusetts 02493-1410	69	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.	1999	0	0

Laurie Simon Hodrick(1)(2) 809 Uris Hall 3022 Broadway New York, New York 10027	39	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.	1999	0	0

To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	61	Chairman (Americas Region) since 2001; Executive Vice President of Merrill Lynch Investment Managers (“MLIM”) and FAM (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.	1999	0	0

Stephen B. Swensrud(1)(2) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	68	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of RPP Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications company) since 1998.	2000	0	0

J. Thomas Touchton(1)(2) Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, Florida 33602	62	Managing Partner of The Witt- Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).	1999	0	0

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Fred G. Weiss(1)(2) 16450 Maddalena Place Delray Beach, Florida 33446	60	Managing Director of FGW Associates since 1997; Vice President, Planning, Investments and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of the Michael J. Fox Foundation for Parkinson’s Research; Director of BTG International, PLC (a technology commercialized company) since August, 2001.	1999	0	0

(1)
Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLIM, FAM or their affiliates act as investment adviser. See “Compensation of Directors” below.

(2)	Member of the Audit and Nominating Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund.

        The Board of Directors of the Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

        Committee Report.    The Board of Directors has a standing Audit and Nominating Committee (the “Committee”), which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in listing standards of the American Stock Exchange. Currently, Messrs. Crum, Swensrud, Touchton, Weiss and Ms. Hodrick are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board of Directors adopted an Audit Committee Charter at a meeting held on May 23, 2000. The Board of Directors revised and reapproved the Charter on May 8, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit A. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young (“E&Y”), independent auditors for the Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with E&Y. The Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

        At its meeting held on September 10, 2001, the Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and E&Y. No material concerns arose during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report. Based on these reviews and discussions, the Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders.

        In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

        Committee and Board Meetings.    During the fiscal year ended July 31, 2001, the Board of Directors held seven meetings and the Committee held four meetings. All of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Committee held during such period for which he or she served.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers, directors and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (“SEC”) and the American Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

        Interested Persons.    The Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of the Fund.

        Compensation of Directors.    FAM, the Fund’s investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its affiliates. The Fund pays each Director not affiliated with FAM (each a “non-interested Director”) a fee of $2,500 per year plus a fee of $250 per in person meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Committee, which consists of all of the non-interested Directors, a fee of $500 per year plus $250 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $500 per year. These fees and expenses aggregated $29,502 for the fiscal year ended July 31, 2001.

        The following table sets forth for the fiscal year ended July 31, 2001 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 2000, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM (“MLIM/FAM advised funds”), to the non-interested Directors.

Name of Director or Nominee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and MLIM/FAM Advised Funds Paid to Directors
M. Colyer Crum(1)	$ 4,875	None	$170,142
Laurie Simon Hodrick(1)	$ 4,875	None	$156,892
Stephen B. Swensrud(1)	$ 4,875	None	$280,233
J. Thomas Touchton(1)	$ 4,875	None	$168,350
Fred G. Weiss(1)	$ 4,875	None	$156,892

(1)
The Directors serve on the boards of MLIM/FAM advised funds as follows: Mr. Crum (26 registered investment companies consisting of 51 portfolios); Ms. Hodrick (26 registered investment companies consisting of 51 portfolios); Mr. Swensrud (43 registered investment companies consisting of 90 portfolios); Mr. Touchton (26 registered investment companies consisting of 51 portfolios); and Mr. Weiss (26 registered investment companies consisting of 51 portfolios).

        Officers of the Fund.    The Board of Directors has elected officers of the Fund. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The following sets forth information concerning each of these officers:

Name and Principal Occupation	Office	Age	Officer Since
Terry K. Glenn Chairman (Americas Region) since 2001; Executive Vice President of MLIM and FAM since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.	President	61	1999

Vincent R. Giordano Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.	Senior Vice President	57	1999
Name and Principal Occupation	Office	Age	Officer Since

Donald C. Burke First Vice President of MLIM and FAM since 2000; Treasurer of FAM and MLIM since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM and FAM since 1990.	Vice President Treasurer	41	1999

Kenneth A. Jacob First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	Vice President	50	1999

Robert A. DiMella Vice President of MLIM since 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1991 to 1993.	Vice President	35	1999

Fred K. Stuebe Vice President of MLIM since 1989.	Vice President	50	1999

Alice A. Pellegrino Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	Secretary	41	1999

        Stock Ownership.    At the Record Date, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Glenn, President and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

        In order to obtain the necessary quorum at the Meeting (i.e., one-third of the shares of each class of securities of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. If, by the time scheduled for the Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of one-third of the Common Stock and AMPS of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders. The Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10024, (800) 645-4519 to assist in the solicitation of proxies, at a cost to the Fund of approximately $3,500 plus out of pocket expenses which are estimated to be $500.

Broker Non-Votes and Abstentions

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees.

        With respect to Item 1, “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a plurality of all votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1 in the same proportion as votes received from beneficial owners of those shares for which it has received instructions whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect on the vote on Item 1.

Other Matters

        Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the common stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditor’s Fees

        The following table sets forth the aggregate fees paid to the independent auditors for the Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s report to Stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Committee of the Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

Fund	Independent Auditor	Audit Fees Charged to the Fund	Other Fees*	Fiscal Year
MuniHoldings Michigan Insured Fund II, Inc.	E&Y	$36,330	$23,520	July 31, 2001

*Includes fees billed for non-audit services rendered to the Fund, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2001.

Address of Investment Advisor

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        The Fund will furnish, without charge, a copy of its most recent Annual Report to any stockholder upon request. Such requests should be directed to the attention of the Secretary of the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-637-3863.

Stockholder Proposals

        If a stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders of the Fund which is anticipated to be held in December 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 16, 2002. The persons named as proxies in the proxy materials for the 2002 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by September 27, 2002. Written proposals and notices should be sent to the secretary of the Fund (addressed to 800 Scudders Hill Road, Plainsboro, New Jersey 08536).

By Order of the Board of Directors

Alice A. Pellegrino
Secretary

Dated:    November 13, 2001

Exhibit A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR EXCHANGE LISTED FUNDS

        Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I. Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors/Trustees:

(a) each of whom shall not be an “interested person” of the fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

        (d)  each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

        The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

        (a)  in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors/ Trustees.

        The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III. Responsibilities and Duties of the Audit Committee

        The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

        To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

        (a)  to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

        (b)  to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

        (c)  to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d) to review the fees charged by independent accountants for audit and other services;

(e) to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

        (f)  to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

        (g)  to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

        (h)  to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

(j) to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

        (k)  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m) to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

        The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

        The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated May 23, 2000
Revised May 8, 2001
Appendix A

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

MUNIYIELD FLORIDA INSURED FUND

MUNIYIELD MICHIGAN INSURED FUND, INC.

MUNIYIELD NEW JERSEY INSURED FUND, INC.

MUNIYIELD PENNSYLVANIA INSURED FUND

THE S&P 500 PROTECTED EQUITY FUND, INC.

COMMON STOCK

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 25, 2001 at the annual meeting of stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.
1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY To vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Terry K. Glenn, Stephen B. Swensrud, J. Thomas Touchton and Fred G. Weiss.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2001

x

Signature

x

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY To vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

M. Colyer Crum, Laurie Simon Hodrick, Terry K. Glenn, Stephen B. Swensrud, J. Thomas Touchton and Fred G. Weiss.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                           , 2001

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.